Exhibit 10.17


                              EMPLOYMENT AGREEMENT


     THIS AGREEMENT is made the 1st day of October, 1997, between COMPUTER AGE DENTIST, INC., a California corporation (the "Employer") and Daniel L. Richmond (the "Employee").

                                    RECITALS


I. The Employee has, for a substantial period of time, been instrumental in the success of the Employer;

     A. The Employer has completed a change of control so that it is now wholly-owned by Medical Dynamics, Inc.;

     B. The Employer desires to continue Employee's employment as an employee to perform services for the Employer similar to the services the Employee previously performed for it prior to the recent change of control; and

     C. Employee desires to continue in the employ of Employer, and both parties desire to formalize this relationship.

     NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, the Employer and Employee hereby agree as follows:

                                    ARTICLE 1
                               TERM OF EMPLOYMENT

     1.1 Employment. The Employer agrees to employ the Employee and the Employee agrees to continue to be employed by the Employer upon the terms and conditions hereinafter set forth.

     1.2 Term. The employment of the Employee by the Employer as provided herein shall commence on the date hereof, and shall end five years thereafter, unless sooner terminated by mutual agreement or in accordance with the provisions of
Article 4.

     On the  expiration  of the  term  hereof  and on  each  anniversary  of the termination thereafter, the term of the Employee's employment shall be automatically extended one additional year unless, prior to 60 days before such anniversary, the Employer or the Employee shall have delivered to the other written notice that the term of the Employee's employment hereunder will not be extended.

     1.3 Office and Support. Employee shall be provided access to an office and support staff, including but not limited to secretarial services. This office and support staff will equal or exceed that available to the Employee at the commencement of this agreement.

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     1.4  Place of  Business.  The  Employee  will have his  principal  place of business in Los Angeles County, California.

                                    ARTICLE 2
                             DUTIES OF THE EMPLOYEE

     2.1 Duties. The Employee shall be employed with the title of Chief Executive Officer, and shall be subject to the general direction and control of the Board of Directors of the Employer. Employee shall have such authority and responsibilities as are customarily performed by a person holding such position, and consistent with the authority and responsibility heretofore held by the Employee.

     2.2 Extent of Duties. Employee shall devote substantially full time, attention and energies to the business of the Employer. Employee shall not engage in any business or render services to others outside the business of Employer. This provision shall not preclude the Employee from making passive investments in any entity. For the purposes of the preceding sentence, the term "passive investments" mean any investment in an entity which results in the Employee owning 5% or less of the equity interest in such entity, and where the Employee is not an officer, director, manager, partner, or affiliate (as that term is defined in 17 C.F.R. ss.230.405) of such entity. Nothing contained in this Agreement shall prevent Employee from continuing his ownership interest in DDS4U or providing services to DDS4U so long as such services do not prevent Employee from devoting substantially full time, attention and energies to the business of Employer.

                                    ARTICLE 3
                          COMPENSATION OF THE EMPLOYEE

     3.1 Compensation. (a) As compensation for services rendered under this Agreement, the Employee shall receive a salary of (i) $105,000 per annum, subject to such raises and bonuses as may be determined to be appropriate by the Board of Directors of the Employer. (b) Employee's salary shall be paid in equal semi-monthly installments in accordance with Employer's normal practices. (c) The salary provided in this subsection shall in no way be deemed exclusive and shall not prevent Employee from participating in any other compensation or benefit plan of Employer.

     3.2 Benefits. Employee shall be entitled to paid vacation and all paid holidays as are customarily extended to other employees, provided that Employee shall use best efforts to schedule such vacation time so as not to substantially interfere with the Employer's business. Employee shall be entitled to participate in all of Employer's employee benefit plans and employee benefits, including any insurance, hospital or other plans and benefits which now may be in effect or which may hereafter be adopted, it being understood that Employee shall have the same rights and privileges to participate in such plans and benefits as any other employee during the term of this Agreement. Participation in any benefit plans shall be in addition to the compensation provided for in Sections 3.1. The Employer will provide the Employee with a car allowance equal to $500 per month.

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     3.3 Expenses.  Employee shall be entitled to prompt  reimbursement  for all reasonable and allocable expenses incurred by Employee in the performance of his duties hereunder. Employee shall provide Employer with proper receipts and substantiation for such expenses. Employer shall advance reasonable estimates of such expenses upon request of Employee.

                                    ARTICLE 4
                            TERMINATION OF EMPLOYMENT

   4.1 Termination. The Employee's employment hereunder may be terminated only under the following circumstances. In each case, a Notice of Termination (as defined in Section 4.2, below) must be delivered in accordance with the requirements of Section 4.2.

          4.1.1 Death. The Employee's engagement hereunder shall terminate upon his death.

          4.1.2  Disability.   The  Employee's   engagement   hereunder  may  be
terminated if, as a result of the Employee's incapacity due to physical or mental illness, the Employee shall be unable to fully and timely perform his duties hereunder. If Employer and Employee cannot agree, then the Employee's disability shall be determined by a physician or as a result of the Employee's inability to work substantially full time for six months in any period of twelve consecutive months.

          4.1.3 For Cause. Either party may terminate this Agreement for cause at any time, upon notice to the non-terminating party and a reasonable opportunity (but not more than 15 days) for that party to cure the "cause" resulting in the termination of this Agreement. Termination for cause shall not preclude the non-breaching party from recovering damages, if any, which the non-breaching party may be entitled to recover from the breaching party.

          4.1.4 Employee may terminate this Agreement for cause (a) if Employee is not re-elected to the Board of Directors of Employer or (b) if the Board of Directors of Employer is increased in number, otherwise than as the result of an increase approved by a vote of a majority of the Board of Directors. In either such event, the Employee shall be entitled to all compensation payable to the Employee under Section 3.1 hereof (or any increase thereof) for the term remaining under this Agreement.

     4.2 Notice of Termination. Any termination of the Employee's engagement hereunder (other than termination due to the death of the Employee as provided in Section 4.1.1 above) shall be communicated by the terminating party to the other party by written Notice of Termination. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth the facts and circumstances claimed to provide the basis for termination of the Employee's engagement under the provision so indicated. Except in the case of termination for Cause, the Notice of Termination must provide not less than 60 days' notice of termination.


                                    ARTICLE 5
                         NON-DISCLOSURE AND COMPETITION

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     5.1 Non-Disclosure.

          5.1.1 The Employee recognizes and acknowledges that the information, properties, prospects, and business of the Employer and any other trade secret or other secret or confidential information relating to the Employer's business as they may exist from time to time (collectively referred to herein as "Confidential Information") are valuable, special and unique assets of the Employer's business. The term "Confidential Information" does not include information known, or which becomes known, to the public unless such disclosure to the public is the result, directly or indirectly, of actions by the Employee. Therefore, the Employee will (during the term of this Agreement and for two years following its termination):

               (i) Hold in strictest confidence and not disclose, reproduce, publish or use in any manner, without the express authorization of the Board of Directors of the Employer, any Confidential Information relating to any aspect of the Employer's business, except as such disclosure or use may be required in connection with the Employer's services provided under this Agreement.

               (ii) Upon request and, in any event, upon termination of the term hereof, the Employee will deliver to the Employer, and not keep or deliver to anyone else, any and all Confidential Information and all notes, memoranda, documents and, in general, any and all material relating to the Employer's business.

The restrictions contained in this Section 5.1.1 shall not apply in the case of disclosures required to be made pursuant to law or pursuant to a lawful subpoena or other legal process.

          5.1.2 In the event of a breach or threatened breach by the Employee of the provisions of this Section 5.1, the Employer shall be entitled to a restraining order or an injunction (i) restraining the Employee from disclosing, in whole or in part, any Confidential Information or from rendering any services to any person, firm, corporation, association or other entity to whom such Confidential Information, in whole or in part, has been disclosed or is threatened to be disclosed; and/or (ii) requiring that the Employee deliver to the Employer all Confidential Information, documents, notes, memoranda and any and all discoveries or other material upon termination of the Consulting Term. Nothing herein shall be construed as prohibiting the Employer from pursuing other remedies available to the Employer for such breach or threatened breach, including the recovery of damages from the Employee.

     5.2 Non-Competition. The Employee and the Employer acknowledge that the Employee's anticipated contribution to the Employer will be important to the Employer's success. Therefore, and in further consideration of the change of control described in Recital B, above, during the term of this Agreement and for two years thereafter, the Employee shall not engage in any business which competes with the specific lines of business of the Employer. This agreement is limited in geographical scope to any geographical region where the Employer has, since the date hereof through the term of this Agreement, had customers or substantial negotiations with customers. The parties agree that breach of the non-competition agreement is likely to result in irreparable harm to the Employer, and therefore the Employer is entitled to enforce the non-competition agreement in any court of law or equity by seeking a temporary restraining order or injunction. A "passive investment" by the Employee (as that term is defined in Section 2.2 hereof) will not be considered an act in violation of this
Section 5.2.

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     5.3 Compliance With Law. The parties  acknowledge  that the  non-disclosure and the non-competition provisions above are intended to be interpreted in accordance with the laws of the state of California to provide protection to the Employer and its business. If any agreement contained in either covenant is found to be unenforceable, such provisions shall be modified by any court to provide the Employer with the maximum protection consistent with its purposes.

                                    ARTICLE 6
                               GENERAL PROVISIONS

     6.1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

     6.2 Attorneys' Fees. In the event of any dispute under this Agreement, the prevailing party shall be entitled to recover its attorneys' fees and costs from the other party to the extent so ordered by a court of competent jurisdiction.

     6.3 Assignment of Inventions. The Employee will from time-to-time hereafter as requested by the Employer assign all of his right, title, and interest in and to any inventions, enhancements, improvements, applications, theories, patents, patent applications, and other tangible and intangible property (including intellectual property) conceived or developed by the Employee pursuant to this Agreement ("Developments") to the Employer. Such assignment will be free and clear of all liens, royalties or other encumbrances. When used herein, the term "Developments" includes any and all inventions, enhancements, improvements, applications, theories, patents, patent applications, and other tangible and intangible property (including intellectual property) conceived or developed by the Employee during the term of this Agreement.

     6.4 Entire Agreement. This Agreement supersedes any and all other agreements, whether oral or in writing, between the parties with respect to the employment of the Employee by the Employer. Each party to this Agreement acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by either party, or anyone acting on behalf of any party, that are not embodied in this Agreement, and that no agreement, statement, or promise not contained in this Agreement shall be valid or binding.

     6.5 Successors. This Agreement, all terms and conditions hereunder, and all remedies arising herefrom, shall inure to the benefit of and be binding upon the Employer and any successor in interest to the Employer. Except as provided in the preceding sentence, the rights and obligations of the parties hereto may not be assigned or transferred by either party without the prior written consent of the other party.

     6.6 Notices. For purposes of this Agreement, notices, demands and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered, either personally or by facsimile transmission with receipt confirmed, or mailed by United States registered mail, return receipt requested, postage prepaid, addressed as follows:

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     If to the Employer:

     Computer Age Dentist, Inc.
     99 Inverness Drive East
     Englewood, CO 80111
     telephone: (303) 790-2990
     fax: (303) 799-1378

     If to the Employee:

     2525 Ocean Park Boulevard
     Suite 100
     Santa Monica, CA 90405
     telephone: 310-392-9177
     fax: 310-392-6198

or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

     6.7 Severability and Reasonableness. If any provision of this Agreement is prohibited by or is unlawful or unenforceable under any applicable law of any jurisdiction, as to such jurisdiction, such provision shall be ineffective to the extent of such prohibition without invalidating the remaining provisions hereof. If any provision in this Agreement is found to be unreasonable by a court of competent jurisdiction, then the provision shall be modified by such court to make the provision reasonable.

     6.8 Section Headings. The section headings used in this Agreement are for convenience only and shall not affect the construction of any terms of this Agreement.

     6.9 Survival of Obligations. Termination of this Agreement for any reason shall not relieve Employer or Employee of any obligation accruing or arising prior to such termination.

     6.10 Amendments. This Agreement may be amended only by written agreement of both Employer and Employee.

     6.11 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute only one legal instrument. This Agreement shall become effective when copies hereof, when taken together, shall bear the signatures of both parties hereto. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

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


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                               "EMPLOYER"
                                               COMPUTER AGE DENTIST, INC., a
                                               ---------------------------------
                                               California corporation


                                               By
                                                 -------------------------------
                                                 President



                                               "EMPLOYEE"


                                               ---------------------------------

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